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                                                                   Exhibit 4.1

                     [LOGO OF KANA COMMUNICATIONS, INC.]
     NUMBER                                                       SHARES


  COMMON STOCK                                                 COMMON STOCK
PAR VALUE $.001          INCORPORATED UNDER THE LAWS     SEE REVERSE FOR CERTAIN
                          OF THE STATE OF DELAWARE              DEFINITIONS
                                                               CUSIP 483600 10 2


THIS CERTIFIES THAT



is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER
                                 SHARE, OF

                          KANA COMMUNICATIONS, INC.

The shares represented are transferable only on the stock transfer books of the Corporation by the holder of record thereof, or by duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.
       This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
       IN WITNESS THEREOF, KANA COMMUNICATIONS, INC., has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be herewith affixed.

Dated:

/s/ Warren T. Lazarow               SEAL                /s/ Michael J. McCloskey
SECRETARY                            OF                 CHIEF EXECUTIVE OFFICER
                               THE CORPORATION


                                                 COUNTERSIGNED AND REGISTERED:
                                CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                     (Ridgefield Park, New Jersey)

                                                               TRANSFER AGENT
                                                                AND REGISTRAR
                                             BY


                                                         AUTHORIZED SIGNATURE